SUPPLEMENT DATED FEBRUARY 16, 2012
To the variable annuity prospectuses of:

Allianz VisionSM
Dated January 23, 2012, as supplemented January 23 & February 3, 2012, for Contracts issued on or prior to April 29, 2011

Allianz VisionSM New York
Dated January 23, 2012, as supplemented February 3, 2012, for Contracts issued on or prior to April 29, 2011

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	Effective February 16, 2012 for Allianz VisionSM or Allianz VisionSM New York Contracts issued on or prior to April 29, 2011

If your Allianz VisionSM or Allianz VisionSM New York variable annuity Contract includes Income Protector, on the first Quarterly Anniversary that occurs on or after May 8, 2012 we will increase your current rider charge as follows:

Benefit	Available From	Available Through	Change to Current Rider Charge
Income Protector (01.12)	January 23, 2012	April 29, 2012	From 1.10% to 1.20% for both single and joint Lifetime Plus Payments
Income Protector (05.11) Income Protector (05.10) Income Protector (08.09)	May 2, 2011 May 3, 2010 July 22, 2009	January 22, 2012 April 29, 2011 April 30, 2010	For all three benefits, we are changing the rider charge from 1.05% to 1.15% for single Lifetime Plus Payments, and from 1.20% to 1.30% for joint Lifetime Plus Payments

PRO-010-0511
(VSN-042 & VNY-003)